UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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AURINIA PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Vote Virtually at the Meeting* June 14, 2024 12:00 PM EDT Virtually at: web.lumiagm.com/415837864 Password: aurinia2024 *Please check the meeting materials for any special requirements for meeting attendance. Please review the meeting materials before voting. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! AURINIA PHARMACEUTICALS INC. 2024 Annual General Meeting Vote by June 12, 2024 12:00 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V51335-P13968 You invested in AURINIA PHARMACEUTICALS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 14, 2024. Get informed before you vote View the Notice, Proxy Statement, Financial Statement request form and Annual Report online at www.sec.gov, www.sedarplus.ca or https://ir.auriniapharma.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

AURINIA PHARMACEUTICALS INC.

2024 Annual General Meeting
Vote by June 12, 2024
12:00 PM ET

	Voting Items	Board Recommends
1.	**Election of Directors**	
	Nominees:	
1a.	Peter Greenleaf	For
1b.	Dr. David R. W. Jayne	For
1c.	Dr. Daniel G. Billen	For
1d.	R. Hector MacKay-Dunn	For
1e.	Jill Leversage	For
1f.	Dr. Brinda Balakrishnan	For
1g.	Dr. Karen Smith	For
1h.	Jeffrey A. Bailey	For
1i.	Dr. Robert T. Foster	For
2.	To appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm until the close of the 2025 annual general meeting of shareholders or until a successor is appointed.	For
3.	To approve, on a non-binding advisory basis, a "say on pay" resolution regarding the Company's executive compensation set forth in the Company's Proxy Statement/Circular.	For
4.	To approve the amendment to the Company's Equity Incentive Plan to increase the maximum number of common shares of the Company reserved for issuance pursuant to the Equity Incentive Plan, as set forth in the Company's Proxy Statement/Circular.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V51336-P13968